Exhibit 99.52
                                                                   -------------

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                      CWABS 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $70,821,312

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----

Total Number of Loans                                                           162
Total Outstanding Balance                                               $70,821,312
Average Loan Balance                                                       $437,169      $153,000 to $746,100
WA Mortgage Rate                                                             6.810%        4.500% to 9.625%
Net WAC                                                                      6.301%        3.991% to 9.116%
ARM Characteristics
      WA Gross Margin                                                        6.618%        4.500% to 8.850%
      WA Months to First Roll                                                    29            21 to 36
      WA First Periodic Cap                                                  1.631%        1.500% to 3.000%
      WA Subsequent Periodic Cap                                             1.466%        1.000% to 1.500%
      WA Lifetime Cap                                                       13.723%       11.500% to 16.625%
      WA Lifetime Floor                                                      6.798%        4.500% to 9.625%
WA Original Term (months)                                                       360           360 to 360
WA Remaining Term (months)                                                      359           355 to 360
WA LTV                                                                       84.34%        41.23% to 100.00%
   Percentage of Pool with CLTV > 100%                                        0.00%
   WA Effective LTV (Post MI)                                                84.34%
   Second Liens w/100% CLTV                                                   0.00%
WA FICO                                                                         610

Secured by (% of pool)               1st Liens                              100.00%
                                     2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             77.34%


------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:      Doc Types:      Purpose Codes     Occ Codes       Grades       Orig PP Term
 -------------       -----------      ----------      -------------     ---------       ------       ------------

CA        59.73%   SFR     70.51%   FULL    86.21%   RCO       59.86%  OO    100.00   A    85.48%   0      22.66%
MD         6.57%   PUD     22.42%   STATED  13.79%   PUR       38.45%                 A-    7.75%   12      8.59%
VA         5.98%   CND      6.27%                    RNC        1.70%                 B     4.47%   24     46.88%
NY         4.77%   CNDP     0.59%                                                     C     2.30%   36     21.87%
MA         2.73%   MNF      0.22%



------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 1 of 7                9/21/2005 6:52:47 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $70,821,312

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M - IO - 24   $33,154,781   77        46.81    $430,582    6.828  358.84   609   86.6
2/28 LIB6M - IO - 60      $763,750    2         1.08    $381,875    7.180  358.47   628   85.9
3/27 LIB6M - IO - 36   $35,692,263   80        50.40    $446,153    6.790  358.85   611   82.5
3/27 LIB6M - IO - 60    $1,210,518    3         1.71    $403,506    6.655  357.00   582   77.5
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$150,000.01 - $200,000.00     $153,000     1        0.22    $153,000    6.000  358.00   576   60.0
$350,000.01 - $400,000.00  $25,854,235    68       36.51    $380,209    6.693  358.82   611   82.9
$400,000.01 - $450,000.00  $16,081,419    38       22.71    $423,195    7.079  358.67   606   83.7
$450,000.01 - $500,000.00  $14,065,321    30       19.86    $468,844    6.837  358.94   609   85.7
$500,000.01 - $550,000.00   $6,345,841    12        8.96    $528,820    6.650  358.83   617   86.7
$550,000.01 - $600,000.00   $2,856,760     5        4.03    $571,352    7.098  359.01   609   87.9
$600,000.01 - $650,000.00     $637,087     1        0.90    $637,087    8.500  359.00   594   90.0
$650,000.01 - $700,000.00   $2,651,800     4        3.74    $662,950    6.440  358.75   611   87.3
$700,000.01 - $750,000.00   $2,175,850     3        3.07    $725,283    6.128  358.67   610   82.9
------------------------------------------------------------------------------------------------------------------------------------
                           $70,821,312   162      100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
Arizona                   $795,000    2         1.12    $397,500    7.161  359.00   629   85.5
California             $42,302,447   97        59.73    $436,108    6.609  358.83   613   83.7
Colorado                $1,289,750    3         1.82    $429,917    7.055  358.36   615   89.5
Connecticut             $1,015,000    2         1.43    $507,500    7.264  359.58   584   77.6
Florida                 $1,322,525    3         1.87    $440,842    7.656  359.32   595   91.7
Georgia                   $865,600    2         1.22    $432,800    7.919  358.47   611   85.8
Hawaii                    $655,000    1         0.92    $655,000    6.300  359.00   617  100.0
Illinois                  $435,000    1         0.61    $435,000    9.625  358.00   594   75.0
Indiana                   $546,250    1         0.77    $546,250    7.830  359.00   607   95.0




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 7                9/21/2005 6:52:47 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $70,821,312

                                Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
Maryland                $4,653,900   11         6.57    $423,082    7.048  358.51   604   86.5
Massachusetts           $1,931,500    4         2.73    $482,875    6.363  358.81   600   77.4
Minnesota                 $371,355    1         0.52    $371,355    7.740  359.00   613   95.0
Montana                   $484,000    1         0.68    $484,000    7.000  359.00   649   79.9
Nevada                  $1,383,187    3         1.95    $461,062    7.635  359.00   606   87.4
New Jersey              $1,442,600    3         2.04    $480,867    7.382  358.71   608   88.7
New York                $3,377,120    8         4.77    $422,140    6.775  358.95   614   85.4
Oregon                    $888,000    2         1.25    $444,000    6.343  359.59   616   85.2
Pennsylvania              $381,150    1         0.54    $381,150    5.600  359.00   627   80.0
South Carolina            $405,518    1         0.57    $405,518    6.330  355.00   623   80.0
Texas                     $414,300    1         0.58    $414,300    7.625  359.00   574   84.6
Virginia                $4,235,450   10         5.98    $423,545    7.236  358.82   600   82.9
Washington              $1,626,660    4         2.30    $406,665    6.980  358.75   592   84.2
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                  $754,766    2         1.07    $377,383    6.056  358.00   599   45.5
50.01 - 55.00             $761,000    2         1.07    $380,500    5.790  358.53   638   52.3
55.01 - 60.00             $973,000    3         1.37    $324,333    6.912  358.00   587   57.9
60.01 - 65.00           $1,325,000    3         1.87    $441,667    6.198  359.65   615   63.4
65.01 - 70.00           $2,031,500    5         2.87    $406,300    6.498  358.43   631   69.1
70.01 - 75.00           $4,101,812    9         5.79    $455,757    6.828  358.71   599   73.2
75.01 - 80.00          $19,835,278   46        28.01    $431,202    6.518  358.85   609   79.6
80.01 - 85.00           $8,009,600   18        11.31    $444,978    6.576  358.63   609   84.3
85.01 - 90.00          $19,385,711   42        27.37    $461,565    7.059  358.95   609   89.6
90.01 - 95.00           $7,350,756   17        10.38    $432,397    7.377  358.88   612   94.8
95.01 - 100.00          $6,292,889   15         8.89    $419,526    7.009  358.67   615  100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500             $368,000    1         0.52    $368,000    4.500  358.00   632   80.0
5.001 - 5.500           $1,603,550    4         2.26    $400,887    5.412  358.25   649   76.1
5.501 - 6.000          $11,695,553   26        16.51    $449,829    5.803  359.05   620   78.8
6.001 - 6.500          $16,711,514   38        23.60    $439,777    6.292  358.67   605   81.6
6.501 - 7.000          $13,336,406   31        18.83    $430,207    6.827  358.92   614   85.3
7.001 - 7.500          $13,642,744   31        19.26    $440,089    7.280  358.61   606   89.3




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 7                9/21/2005 6:52:47 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $70,821,312

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           $9,425,009   22        13.31    $428,410    7.785  358.90   602   88.5
8.001 - 8.500           $1,852,687    4         2.62    $463,172    8.326  359.19   609   83.6
8.501 - 9.000           $1,354,850    3         1.91    $451,617    8.682  359.30   582   91.5
9.501 - 10.000            $831,000    2         1.17    $415,500    9.625  358.48   615   82.1
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                    $49,934,419  115        70.51    $434,212    6.754  358.85   611   84.0
PUD                    $15,879,543   35        22.42    $453,701    6.945  358.72   606   84.0
CND                     $4,437,300   10         6.27    $443,730    6.809  358.64   612   89.4
CNDP                      $417,050    1         0.59    $417,050    8.650  360.00   568   95.0
MNF                       $153,000    1         0.22    $153,000    6.000  358.00   576   60.0
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                    $42,392,167   96        59.86    $441,585    6.728  358.80   611   81.1
PUR                    $27,227,845   63        38.45    $432,188    6.907  358.81   608   89.1
RNC                     $1,201,300    3         1.70    $400,433    7.490  359.04   610   91.3
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
301 - 360              $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 7                9/21/2005 6:52:47 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $70,821,312

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $61,057,112  138        86.21    $442,443    6.756  358.78   608   85.5
STATED INCOME           $9,764,200   24        13.79    $406,842    7.142  359.00   619   77.2
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                 $384,000    1         0.54    $384,000    5.500  358.00   719   89.9
681 - 700                 $871,500    2         1.23    $435,750    6.636  358.54   685   70.0
661 - 680                 $400,000    1         0.56    $400,000    5.375  359.00   668   53.7
641 - 660               $1,976,441    4         2.79    $494,110    6.257  358.24   649   85.4
621 - 640              $20,611,020   48        29.10    $429,396    6.523  358.88   629   85.1
601 - 620              $22,977,990   50        32.45    $459,560    6.915  358.82   611   85.8
581 - 600              $13,776,346   32        19.45    $430,511    7.052  358.87   592   83.1
561 - 580               $8,632,015   21        12.19    $411,048    7.200  358.74   573   84.0
541 - 560               $1,192,000    3         1.68    $397,333    6.056  358.69   551   75.4
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $60,539,702  140        85.48    $432,426    6.848  358.84   608   85.1
A-                      $5,487,720   12         7.75    $457,310    6.743  358.51   617   79.1
B                       $3,168,291    6         4.47    $528,048    6.170  359.01   620   78.9
C                       $1,625,600    4         2.30    $406,400    6.843  358.25   636   83.3
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0                      $16,049,943   36        22.66    $445,832    7.189  358.67   607   84.6
12                      $6,084,910   14         8.59    $434,636    7.221  358.93   603   83.0
24                     $33,198,191   78        46.88    $425,618    6.749  358.84   610   85.6
36                     $15,488,267   34        21.87    $455,537    6.385  358.85   615   81.9
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 7                9/21/2005 6:52:47 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $70,821,312

                                Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                  (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                  WA     CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION       MTR    BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
19 - 24           23   $33,918,531   79        47.89    $429,348    6.836  358.83   610   86.6
25 - 31           31      $405,518    1         0.57    $405,518    6.330  355.00   623   80.0
32 - 37           35   $36,497,263   82        51.53    $445,089    6.791  358.84   610   82.3
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                      (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000           $1,660,766    5         2.35    $332,153    5.635  358.46   609   58.2
5.001 - 6.000          $18,685,952   41        26.38    $455,755    6.241  358.76   616   79.7
6.001 - 7.000          $29,316,563   68        41.40    $431,126    6.663  358.90   610   85.2
7.001 - 8.000          $17,984,494   41        25.39    $438,646    7.480  358.67   605   89.6
8.001 - 9.000           $3,173,537    7         4.48    $453,362    8.332  359.24   599   87.8
------------------------------------------------------------------------------------------------------------------------------------
6.618                  $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                   (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500           $368,000    1         0.52    $368,000    4.500  358.00   632   80.0
11.501 - 12.000           $390,000    1         0.55    $390,000    5.600  358.00   588   73.9
12.001 - 12.500         $3,416,550    8         4.82    $427,069    6.050  358.11   621   76.0
12.501 - 13.000        $12,459,653   28        17.59    $444,988    5.904  359.08   621   79.5
13.001 - 13.500        $16,122,264   37        22.76    $435,737    6.329  358.72   607   82.7
13.501 - 14.000        $13,834,406   32        19.53    $432,325    6.953  358.87   611   84.4
14.001 - 14.500        $12,418,994   28        17.54    $443,536    7.282  358.64   606   89.4
14.501 - 15.000         $7,772,909   18        10.98    $431,828    7.765  358.98   603   90.8
15.001 - 15.500         $1,852,687    4         2.62    $463,172    8.326  359.19   609   83.6
15.501 - 16.000         $1,354,850    3         1.91    $451,617    8.682  359.30   582   91.5
16.501 - 17.000           $831,000    2         1.17    $415,500    9.625  358.48   615   82.1
------------------------------------------------------------------------------------------------------------------------------------
13.723                 $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                 (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.500                  $64,297,694  146       90.79    $440,395    6.800  358.88   610   84.7
2.000                     $508,000    1        0.72    $508,000    6.400  357.00   609   80.0
3.000                   $6,015,618   15        8.49    $401,041    6.952  358.21   604   81.2



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 7                9/21/2005 6:52:47 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                               CWABS Series 2005-12
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 3

                                ARM $70,821,312

                                Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                 (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                   $4,844,950   12         6.84    $403,746    7.034  358.59   605   82.3
1.500                  $65,976,362  150        93.16    $439,842    6.793  358.83   610   84.5
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $368,000    1         0.52    $368,000    4.500  358.00   632   80.0
5.001 - 6.000          $13,299,102   30        18.78    $443,303    5.756  358.95   623   78.5
6.001 - 7.000          $30,927,920   71        43.67    $435,605    6.557  358.76   608   82.8
7.001 - 8.000          $22,187,753   51        31.33    $435,054    7.485  358.76   605   89.7
8.001 - 9.000           $3,207,537    7         4.53    $458,220    8.477  359.24   597   87.0
9.001 - 10.000            $831,000    2         1.17    $415,500    9.625  358.48   615   82.1
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date               (Excludes    0 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
06/07                   $1,174,000    2         1.66    $587,000    7.024  357.00   615   85.7
07/07                   $8,213,349   21        11.60    $391,112    6.698  358.00   615   84.6
08/07                  $19,807,422   45        27.97    $440,165    6.890  359.00   607   87.0
09/07                   $4,723,760   11         6.67    $429,433    6.800  360.00   613   88.4
04/08                     $405,518    1         0.57    $405,518    6.330  355.00   623   80.0
06/08                     $799,400    2         1.13    $399,700    6.515  357.00   600   76.9
07/08                  $12,556,886   28        17.73    $448,460    6.783  358.00   610   82.5
08/08                  $14,980,467   34        21.15    $440,602    6.862  359.00   607   82.1
09/08                   $8,160,510   18        11.52    $453,362    6.699  360.00   614   83.0
------------------------------------------------------------------------------------------------------------------------------------
                       $70,821,312  162       100.00    $437,169    6.810  358.81   610   84.3
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 7 of 7                9/21/2005 6:52:47 PM